Exhibit 99.1

PRESS RELEASE | August 22, 2025 | NASDAQ: PLL | ASX:PLL

PIEDMONT LITHIUM REPORTS RESULTS OF SPECIAL MEETING OF STOCKHOLDERS

Belmont, North Carolina, August 22, 2025 – Piedmont Lithium Inc. (“Piedmont,” the “Company”) (Nasdaq: PLL; ASX: PLL), a leading North American supplier of lithium products critical to the U.S. electric vehicle supply chain, is pleased to announce the results of its Special Meeting of Stockholders held virtually on August 22, 2025 (the “Meeting”), at which the stockholders approved all proposals presented by the Company.

All proposals described in the Company’s proxy statement dated June 20, 2025 (the “Proxy Statement”) were approved by the affirmative vote of at least a majority of the voting power of shares of common stock present or represented at the Meeting and entitled to vote on the proposal.

“This merger marks a defining moment for Piedmont,” said Keith Phillips, President and CEO of Piedmont. “Together, we will create a stronger, simpler company with the scale and resources to become one of the leading lithium suppliers. I am proud of what we’ve built and grateful to our shareholders, employees, and partners for their continued support as we join with Sayona Mining to form Elevra Lithium.”

Voting results are provided in the tables that follow. All resolutions were decided by a poll. The information required by ASX Listing Rule 3.13.2 is contained in the Appendix to this announcement.

1.
To adopt the Agreement and Plan of Merger, dated as of November 18, 2024 (as it may be further amended from time to time, the “Merger Agreement”), by and among Sayona Mining Limited, Shock MergeCo Inc., and Piedmont Lithium Inc. (Proposal 1):

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,550,191	268,133	95,966	0

2.
To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Piedmont to its named executive officers in connection with the merger contemplated by the merger agreement (Proposal 2):

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,019,237	1,451,239	443,814	0

3.
To postpone or adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting (Proposal 3):

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,786,012	789,712	338,566	0

Next Steps

For a timetable of the key dates associated with the merger closing, please see Piedmont’s release dated August 22, 2025.

About Piedmont

Piedmont Lithium Inc. (Nasdaq: PLL; ASX: PLL) is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. Our goal is to become one of the largest lithium hydroxide producers in North America by processing spodumene concentrate produced from assets where we hold an economic interest. Our projects include our Carolina Lithium project in the United States and partnerships in Quebec with Sayona Mining (ASX: SYA) and in Ghana with Atlantic Lithium (AIM: ALL; ASX: A11). We believe these geographically diversified operations will enable us to play a pivotal role in supporting America’s move toward energy independence and the electrification of transportation and energy storage.

For further information, contact:

John Koslow
Investor Relations
T: +1 980 701 9928
E: jkoslow@piedmontlithium.com

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Proxy Statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Appendix – Results of Piedmont Lithium Inc.’s 2025 Special Meeting of Stockholders – 22 August 2025

The following information is provided in accordance with ASX Listing Rule 3.13.2:

Resolution	Number of Valid Proxy Votes Received Before the Meeting				Number and Percentage of Votes on the Poll			Result
	For	Against	Abstain	Proxy’s Discretion	For	Against	Abstain
1. To adopt the Agreement and Plan of Merger, dated as of November 18, 2024 (as it may be further amended from time to time, the “merger agreement”), by and among Sayona Mining Limited, Shock MergeCo Inc., and Piedmont Lithium Inc.	11,550,191	268,133	95,966	Nil	11,550,191 96.94%	268,133 2.25%	95,966 0.81%	Approved
2. To approve, on a non-binding, advisory basis, the compensation that will or may become payable by Piedmont to its named executive officers in connection with the merger contemplated by the merger agreement.	10,019,237	1,451,239	443,814	Nil	10,019,237 84.09%	1,451,239 12.18%	443,814 3.73%	Approved
3. To postpone or adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the time of the Special Meeting.	10,786,012	789,712	338,566	Nil	10,786,012 90.53%	789,712 6.63%	338,566 2.84%	Approved